Exhibit 10.2

RENOVIS, INC.

EMPLOYMENT COMMENCEMENT NONSTATUTORY

STOCK OPTION GRANT NOTICE AND STOCK OPTION AGREEMENT

Renovis, Inc. (the “Company”) hereby grants to the Optionee listed below an Option (the “Option”) to purchase the number of shares of the Company’s Stock set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Employment Commencement Nonstatutory Stock Option Agreement (the “Agreement”) which is attached hereto and incorporated herein by reference. Capitalized terms used herein without definition shall have the meanings given in the Agreement.

Optionee:	Marlene F. Perry

Effective Date:	October 5, 2004

Grant Date:	July 15, 2004

Vesting Commencement Date:	July 14, 2004

Exercise Price per Share:	$9.41 per share

Total Number of Shares Granted:	43,496

Total Exercise Price:	$409,297.36

Expiration Date:	July 14, 2014

Type of Option: Nonstatutory Stock Option

Vesting Schedule: So long as Optionee remains an Employee or service provider to the Company, the Shares subject to the Option shall vest and become exercisable according to the Schedule attached hereto as Exhibit A and the entire Option shall be vested in four (4) years.

Notwithstanding the foregoing, if Optionee’s employment as an Employee or service provider by the Company is terminated by the Company without Cause (as defined in that certain Employment Agreement between Optionee and the Company, dated July 8, 2004 (the “Employment Agreement”)) or if there is a Constructive Termination (as defined in the Employment Agreement) in each case at any time within thirteen (13) months following the occurrence of a Change in Control (as defined in the Employment Agreement), and if Optionee provides the Company with a signed general release of all claims as provided in the form attached as Exhibit A to the Employment Agreement, 100% of the Shares subject to the Option shall immediately become vested; provided, however, that if Optionee is terminated by the Company following the effective date of a Change in Control described in Section 12(d)(2) of the Employment Agreement but accepts employment with the Company’s successor or acquirer within thirty (30) days after the effective date of the Change in Control on terms and conditions not less favorable to Optionee than those contained in the Employment Agreement, the Shares subject to the Option shall not vest 100% as described in the 1st clause of this paragraph; provided further, however, that if Optionee’s employment is thereafter terminated by the successor or acquiror without Cause or if there is a Constructive Termination, at any time within thirteen (13) months following the occurrence of the Change in Control, the Shares subject to the Option shall vest 100% as described in the 1st clause of this paragraph.

GRANT NOTICE PAGE 1

By her signature and the Company’s signature below, Optionee agrees to be bound by the terms and conditions of the Agreement attached hereto. Optionee has reviewed the Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing the Option and fully understands all provisions of the Grant Notice and the Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

RENOVIS, INC.		OPTIONEE:

By:	/s/ John C. Doyle	/s/ Marlene F. Perry
Print Name:	John C. Doyle	Marlene F. Perry
Title:	VP Finance and Chief Financial Officer
Address:	Two Corporate Drive South San Francisco, CA 94080	Address: [Residence Address]

GRANT NOTICE PAGE 2

RENOVIS, INC.

EMPLOYMENT COMMENCEMENT

NONSTATUTORY STOCK OPTION AGREEMENT

THIS EMPLOYMENT COMMENCEMENT NONSTATUTORY STOCK OPTION AGREEMENT (the “Agreement”), effective as of the Effective Date, is made by and between Renovis, Inc., a Delaware corporation (the “Company”), and Marlene F. Perry, an employee of the Company (the “Optionee”).

WHEREAS, the Board of Directors of the Company has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the nonstatutory stock option provided for herein (the “Option”) to Optionee in connection with her initial commencement of employment with the Company and that such grant is an essential inducement to Optionee’s commencing employment with the Company as the Company’s Vice President of Human Resources.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. Definitions.

(a) “Board” means the Board of Directors of the Company.

(b) “Change of Control” means and includes each of the following:

(1) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(C) an acquisition of voting securities pursuant to a transaction described in clause (3) below that would not be a Change of Control under clause (3);

Notwithstanding the foregoing, neither of the following events shall constitute an “acquisition” by any person or group for purposes of this subsection (e): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(2) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (1) or (3) of this subsection (e)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(3) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(4) the Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means the committee designated by the Board as being responsible for conducting the general administration of the Option.

(e) “Disability” means, for purposes of this Agreement, that Optionee qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

(f) “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

(g) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h) “Fair Market Value” shall mean, as of any date, the value of Stock determined as follows:

(1) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(2) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(3) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(i) “Non-Qualified Stock Option” means an option that is not intended to meet the requirements of an incentive stock option under Section 422 of the Code or any successor provision thereto.

(j) “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Section 7.

(k) “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

2. Grant of Option. In consideration of the Optionee’s agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in this Agreement.

3. Purchase Price. The purchase price of the shares of Stock subject to the Option per share shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that such exercise price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable law.

4. Consideration to the Company. In consideration of the granting of the Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or any Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement shall confer upon the Optionee any right to (a) continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee, if the Optionee is an Employee, or (b) continue to provide services to the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to terminate the services of Optionee, if the Optionee is a Consultant, at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and the Optionee.

5. Period of Exercisability.

(a) Commencement of Exercisability.

(1) Subject to Sections 5(c), 7(a) and 8(i), the Option shall become exercisable in such amount and at such time as set forth in the Grant Notice.

(2) No portion of the Option which has not become exercisable at Termination of Service (as defined in Section 5(d) below) shall thereafter become exercisable, except as may be otherwise provided by the Committee or as set forth in a written agreement between the Company and the Optionee.

(b) Duration of Exercisability. The installments provided for in Section 5(a) are cumulative. Each such installment which becomes exercisable pursuant to Section 5(a) shall remain exercisable until it becomes unexercisable under Section 5(c).

(c) Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(1) The expiration of ten years from the Grant Date (or five years from the Grant Date if the Optionee is not an Employee); or

(2) The expiration of three months following the date of the Optionee’s Termination of Service, unless such Termination of Service occurs by reason of the Optionee’s death or Disability or as set forth in a written agreement with the Company; or

(3) The expiration of twelve months following the date of the Optionee’s Termination of Service by reason of the Optionee’s Disability; or

(4) The expiration of eighteen months following the date of the Optionee’s Termination of Service by reason of the Optionee’s death.

(d) For purposes of this Agreement, “Termination of Service” means the time when the service relationship (whether as an Employee or a consultant) between the Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or Disability; but excluding (a) a termination where there is a simultaneous reemployment or continuing employment or consultancy of the Optionee by the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code), (b) at the discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former Employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service for the purposes of this Agreement, and all questions of whether particular leaves of absence for the Optionee who is an Employee of the Company or any of its Subsidiaries constitute Terminations of Service. Notwithstanding any other provision of this Agreement, the Company or any Subsidiary has an absolute and unrestricted right to terminate the Optionee’s employment and/or consultancy at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and the Optionee.

6. Exercise of Option.

(a) Person Eligible to Exercise. Except as provided in Sections 8(b)(1) and 8(b)(2), during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 5(c), be exercised by the Optionee’s beneficiary designated in accordance with Section 8(b)(2). If no beneficiary has been designated or survives the Optionee, the Option may be exercised by the person entitled to such exercise pursuant to the Optionee’s will or the laws of descent and distribution.

(b) Partial Exercise; Whole Shares. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 5(c). Optionee may exercise the Option only for whole shares of Stock.

(c) Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 5(c):

(1) An Exercise Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee. Such notice shall be substantially in the form attached as Exhibit B (or such other form as is prescribed by the Committee); and

(2) (A) Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised, to the extent permitted under applicable laws; or

(B) To the extent permitted under applicable laws, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is made to the Company upon settlement of such sale; or

(C) With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (i) and (ii); and

(3) A bona fide written representation and agreement, in such form as is prescribed by the Committee, signed by the Optionee or other person then entitled to exercise the Option or portion thereof, stating that the shares of Stock are being acquired for the Optionee’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise the Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

(4) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state, local or foreign tax law, it is required to withhold upon exercise of the Option. With the consent of the Committee, shares of Stock issuable to the Optionee upon exercise of the Option, having a Fair Market Value at the date of Option exercise equal to the statutory minimum sums required to be withheld, may be used to make all or part of such payment; and

(5) In the event the Option or portion thereof shall be exercised pursuant to Section 6(a) by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

(d) Securities Law Compliance. Notwithstanding anything to the contrary contained herein, Optionee may not exercise the Option unless the shares of Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and Optionee may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

(e) Conditions to Issuance of Stock Certificates. The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(1) The admission of such shares to listing on all stock exchanges on which such Stock is then listed; and

(2) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

(3) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(4) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option; and

(5) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

(f) Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

7. Changes in Capital Structure.

(a) Adjustments. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution

(other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the terms and conditions of the Option; (ii) the number of shares of Stock subject to the Option; and (iii) the grant or exercise price per share of the Option.

(b) Acceleration Upon a Change of Control. If a Change of Control occurs and the Option is not converted, assumed, or replaced by a successor, the Option shall become fully exercisable and all forfeiture restrictions on the Option shall lapse. Upon, or in anticipation of, a Change of Control, the Committee may cause Option outstanding hereunder to terminate at a specific time in the future and shall give Optionee the right to exercise the Option during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and Optionee contains provisions that conflict with and are more restrictive than the provisions of this Section 7(b), this Section 7(b) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

(c) Outstanding Option – Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), the Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to the Option would have received in such merger or consolidation.

(d) Outstanding Option – Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Section 7, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to the Option outstanding on the date on which such change occurs and in the per share grant or exercise price of the Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

(e) No Other Rights. Except as expressly provided in this Agreement, Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in this agreement or pursuant to action of the Committee, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to the Option or the grant or exercise price of the Option.

8. Other Provisions.

(a) Administration. The Committee shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Option and this Agreement as are consistent herewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Agreement.

(b) Option Not Transferable.

(1) Subject to Section 8(b)(2), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution unless and until the Option has been exercised, or the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(2) Notwithstanding any other provision in this Agreement, with the consent of the Committee, the Option may be transferred to, exercised by and paid to certain persons or entities related to the Optionee, including but not limited to members of the Optionee’s family, charitable institutes or trusts or other entities whose beneficiaries or beneficial owners are members of the Optionee’s family or to such other persons or entities as may be expressly approved by the Committee (each a “Permitted Transferee”), pursuant to such conditions and procedures as the Committee may require.

(3) Unless transferred to a Permitted Transferee in accordance with Section 8(b)(2), during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. Subject to such conditions and procedures as the Committee may require, a Permitted Transferee may exercise the Option or any portion thereof during the Optionee’s lifetime. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 5(c), be exercised by the Optionee’s beneficiary designated in accordance with Section 8(b)(2). If no beneficiary has been designated or survives the Optionee, the Option may be exercised by the person entitled to such exercise pursuant to the Optionee’s will or the laws of descent and distribution.

(c) Restrictive Legends and Stop-Transfer Orders.

(1) The share certificate or certificates evidencing the shares of Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.

(2) The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(3) The Company shall not be required: (i) to transfer on its books any shares of Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

(d) Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Agreement.

(e) Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address given beneath the Optionee’s signature on the Grant Notice. By a notice given pursuant to this Section 8(e), either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee’s designated beneficiary if any, or the person otherwise entitled to exercise his or her Option pursuant to Section 6(a) by written notice under this Section 8(e). Any notice shall be deemed duly given when sent via email or enclosed in a properly sealed envelope or wrapper addressed as aforesaid and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

(f) Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

(g) Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof.

(h) Conformity to Securities Laws. The Optionee acknowledges that the Option and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Option and this Agreement shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(i) Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by the Optionee or such other person as may be permitted to exercise the Option pursuant to Section 6(a) and by a duly authorized representative of the Company.

9. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

10. Entire Agreement; Governing Law; Severability. This Agreement and the exhibits hereto constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of California. Should any provision of the Option be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Stockholder Approval Not Required. Rule 4350(i) promulgated by the National Association of Securities Dealers, Inc. (“NASD”) generally requires stockholder approval for stock option plans or other equity compensation arrangements adopted by companies whose securities are listed on the Nasdaq Stock Market pursuant to which options or stock may be acquired by officers, directors, employees, or consultants of such companies. NASD Rule 4350(i)(1)(A)(iv) provides an exception to this requirement for issuances of securities to a person not previously an employee or director of the issuer, or following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with the issuer, provided such issuances are approved by either the issuer’s compensation committee comprised of a majority of independent directors or a majority of the issuer’s independent directors. The grant of the Option is made to the Optionee, who has not previously been an employee or director of the Company, as an inducement material to the Optionee’s entering into employment with the Company, and the Option has been approved by the Company’s compensation committee comprised of a majority of the Company’s independent directors or a majority of the Company’s independent directors. Accordingly, pursuant to NASD Rule 4350(i)(1)(A)(iv), the issuance of the Option and the Shares issuable upon exercise of the Option is not subject to the approval of the Company’s stockholders.

12. No Guarantee of Continued Service.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR PURCHASING SHARES HEREUNDER).

OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS AN EMPLOYEE OR CONSULTANT AT ANY TIME, WITH OR WITHOUT CAUSE.

By Optionee’s signature and the signature of the Company’s representative below, Optionee and the Company agree that the Option is granted under and governed by the terms of this Agreement. Optionee has reviewed the Option, has had an opportunity to obtain the advice of counsel prior to executing the Option and fully understands all provisions of the Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	RENOVIS, INC.

/s/ Marlene F. Perry	By:	/s/ John C. Doyle
Marlene F. Perry	Name:	John C. Doyle

Date: October 11, 2004	Title:	VP Finance and Chief Financial Officer

Residence Address:

[Residence Address]

EXHIBIT A

VESTING SCHEDULE

So long as Optionee remains an Employee or service provider to the Company, the Shares subject to the Option shall vest and become immediately exercisable according to the following schedule:

Total Number of Shares per Vest Type	Vest Type	Date of Full Vesting
13,999	On Vest Date	7/14/2005
5,833	Monthly	12/14/2005
10,874	Monthly	12/14/2006
10,874	Monthly	12/14/2007
1,916	Monthly	7/14/2008

43,496

EXHIBIT B

TO EMPLOYMENT COMMENCEMENT NONSTATUTORY

STOCK OPTION GRANT NOTICE AND STOCK OPTION AGREEMENT

FORM OF EXERCISE NOTICE

Effective as of today,                         ,                 , the undersigned (“Optionee”) hereby elects to exercise Optionee’s Option to purchase                      shares of common stock (the “Shares”) of Renovis, Inc. (the “Company”) under the Employment Commencement Nonstatutory Stock Option Grant Notice and Stock Option Agreement effective as of the Effective Date (the “Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$

Total Exercise Price:	$

Certificate to be issued in name of:

Cash Payment delivered herewith:	$ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option:	Non-Qualified Stock Option

1. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement. Optionee agrees to abide by and be bound by its terms and conditions.

2. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 7.

3. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

4. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

5. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee.

6. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7. Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 9 of the Option Agreement.

8. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

9. Entire Agreement. The Agreement is incorporated herein by reference. This Exercise Notice and Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

(Signature Page Follows)

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ACCEPTED BY:	SUBMITTED BY:

RENOVIS, INC.	OPTIONEE

By:
Name:	Optionee
Its:

Address:

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